                                                       Semi-Annual Report
[GRAPHIC]                                                 June 30, 2000
                                                           (unaudited)


================================================================================
                              Pilgrim Mutual Funds
================================================================================



                            PILGRIM
                            SMALLCAP ASIA
                            GROWTH FUND, INC.
                            ----------------------------------------------------
                            Investment Objective: Long-term Capital Appreciation

Chairman's Message
-------------------------------------------------------------------------------

Dear Shareholders:

  Welcome to the Pilgrim Mutual Funds family. We are pleased to present the Semi-Annual Report for Pilgrim SmallCap Asia Growth Fund, Inc. (formerly Lexington Small Cap Asia Growth Fund, Inc.).

  On July 26, 2000, ReliaStar Financial Corp. ("ReliaStar") acquired Lexington Management Corporation and all of its subsidiaries. In conjunction with the acquisition, Pilgrim Investments, Inc., a subsidiary of ReliaStar, was appointed to the role of Investment Adviser to the Fund. As a shareholder in the Pilgrim family of funds, you now have access to more funds with varying investment objectives. As a Lexington Fund shareholder as of July 26th, you can now exchange into any Pilgrim Fund A shares without paying a sales load.

  Our fund family has 41 varying types of mutual funds which provide more core investment choices for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experienceSM.

  If you have any questions regarding your account, or any other Pilgrim Fund you can access, please call us at 800-992-0180 or visit our website at www.pilgrimfunds.com.

Sincerely,

/s/ Robert W. Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim Group, Inc.
August, 2000

Dear Shareholders:
-------------------------------------------------------------------------------
  During the quarter, the performance of the stockmarkets in the Asian region was volatile. The correction in the NASDAQ, which closed 15.6% and 11.9% lower in the month of April and May, respectively, triggered sharp falls in the Asian stockmarkets, with stocks in the new economy sector hardest hit.
Investor worries centred upon expected interest rate increases in the U.S. as the result of continuing strong economic growth figures. The negative sentiment reached its peak when the Federal Reserve raised U.S. interest rates by 50bps on May 16.

  However, the stockmarkets in the region rebounded strongly in June, tracking the movements in the NASDAQ, as the result of the release of unexpectedly favourable economic numbers in the U.S. Investors now believe that the Federal Reserve is successfully managing to cool down the U.S. economy through the recent six interest rate increases, which has raised rates by 175bps. In addition, U.S. interest rates were unchanged after the FOMC meeting on June 26th. However, views remain divergent and we believe that the Federal Reserve is still likely to tighten liquidity by pushing rates up by a further 25-50bps this year.

  Liquidity within Asia switched into the significantly underperforming Chinese-related stocks. Investors' interest was also stimulated by the final agreement between China and the European Union for China's entry into the World Trade Organization. As a consequence, Hong Kong "H' shares increased 25.7% whilst Shanghai and Shenzhen "B' shares rose 33.8% and 22.1% respectively.

  Elsewhere in the region, the unmanaged Hong Kong Hang Seng Index finished 7.2% lower during the quarter. Investors took profits in Taiwan and Malaysia, which declined 16.1% and 14.5%, respectively, The performance of shares in the Philippines, Indonesia and Thailand remained sluggish, leading these markets to fall 8.8%, 12.3% and 18.6%, respectively. Meanwhile, Singapore and Korea registered losses of 4.4% and 4.6% respectively.

  The Fund decreased 18.6%* during the period under review, compared with a drop of 14.3%** in the unmanaged MSCI AC Far East Free ex-Japan Index. The Fund's overweight positions in the telecommunications and technology sectors contributed to the underperformance.

Market Outlook

  External factors, including the outlook for short term interest rates in the U.S. and the fact that international investors are still keen to reduce the risk in their portfolios, have been adversely affecting the performance of the Asian stockmarkets. Whilst there has recently been positive news in this regard, triggering sharp responses in the stockmarkets, we believe that the portfolio should be structured to avoid, as far as possible, external risks. Therefore, we will continue to focus the Fund upon sectors and countries that are more domestically-oriented and on the stocks in the region that have the most attractive growth-valuation profile.

  Market expectations have now shifted from substantially higher short term interest rates in the U.S. to expectations of more limited rises, suggesting the higher probability of a soft landing for the U.S. economy. On the other hand, with credit spreads between the 10-year bond and lower quality paper still at historical highs, the implication is that investors are still looking to reduce the risk in their investment portfolios, which does not bode well for the flow of funds into the Asian region.

  In terms of country allocation, the Fund has overweight positions in China, Korea and Taiwan. These weightings reflect our view that holdings should be concentrated in countries that are least affected by external factors. Singapore has a neutral position, whilst the Fund is underweight in Hong Kong and Malaysia. Whilst Hong Kong should benefit more from limited rises in U.S. interest rates, growth in this stockmarket is lower than in Singapore, which is considered a lower-risk alternative. We have substantially reduced the Fund's weightings in Malaysia since it has been the best performing stockmarket in Asia this year. The Fund has no weightings in the smaller markets of Thailand, Indonesia and the Philippines.

  By sector, the recovery of the Asian economies and the focus on domestic-oriented companies means that the Fund has overweight positions in the consumer discretionary/media and the multi-industry sectors. In addition, although we have substantially reduced the Fund's weightings in the technology hardware and equipment/software and IT services sectors, we continue to favour these sectors, reflecting the reasonable valuations of technology hardware stocks listed in Taiwan and Korea, compared to their global peers.

  As you are aware, Lexington Global Asset Managers, Inc., the parent company of Lexington Management Corporation was acquired by ReliaStar Financial Corp. (NYSE:RLR) the parent company of Pilgrim Investments, Inc., an investment management and mutual fund company with $17 billion of assets under management.

  On May 1, ReliaStar announced that is agreed to be acquired by ING Groep N.V. ("ING Group") in a transaction that, subject to certain approvals, is expected to close in the third quarter of this year. ING Group is a global financial institution that is active in the field of insurance, banking, and asset management in more than 60 countries.

  We wish to thank you for your continued support.

Sincerely,

/s/ Cristina Lam
Christina Lam
Portfolio Manager
August, 2000

* 3.22%, and (4.29%) are the one year and since commencement (07/03/95) average annual standard total returns, respectively, for the period ended June 30, 2000. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. International investing has special risks, including currency fluctuations and political instability. Total return represents past performance and is not predictive of future results. There is no guarantee that the Fund can achieve its objective.

Pilgrim SmallCap Asia Growth Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 2000 (unaudited)

 Number of                                                              Value
  Shares                           Security                           (Note 1)
--------------------------------------------------------------------------------
           COMMON STOCKS: 90.5%
           Hong Kong: 36.4%
   400,000 APT Satellite Holdings, Ltd. ..........................   $   245,028
    70,100 Asia World Online, Inc./1/,/2/ ........................       140,200
    53,000 Asia World Online, Inc./1/,/2/ ........................       185,500
    26,000 Cheung Kong (Holdings), Ltd. ..........................       287,683
    40,000 China Mobile (Hong Kong), Ltd./1/ .....................       352,789
   950,000 China National Aviation Company, Ltd. .................       173,059
   120,000 China Unicom, Ltd./1/ .................................       254,778
    66,000 Citic Pacific, Ltd. ...................................       345,451
    65,000 CLP Holdings Ltd. .....................................       302,693
   560,000 CM Telecom International, Ltd. ........................       152,661
 2,300,000 Denway Motors, Ltd./1/ ................................       265,554
    24,000 HSBC Holdings Plc......................................       274,021
    24,200 Hutchison Whampoa, Ltd. ...............................       304,245
   180,000 Pacific Century CyberWorks, Ltd./1/ ...................       355,611
   160,000 Shanghai Industrial Holdings, Ltd. ....................       289,415
    34,000 Swire Pacific, Ltd. "A"................................       198,896
                                                                     -----------
                                                                       4,127,584
                                                                     -----------

           Malaysia: 6.3%
   150,000 Arab Malaysian Finance Bhd/1/ .........................       175,263
    76,000 Commerce Asset Holding Bhd.............................       220,000
   433,000 IGB Corporation Bhd....................................       142,434
    65,000 Resorts World Bhd/1/ ..................................       177,895
                                                                     -----------
                                                                         715,592
                                                                     -----------

           Singapore: 11.1%
   179,000 GES International Ltd. ................................       177,035
   253,000 Neptune Orient/1/ .....................................       234,127
    34,650 Oversea-Chinese Banking Corporation, Ltd. .............       238,485
    25,000 Pacific Century Regional Developments, Ltd./1/ ........       341,242
    17,000 Singapore Press Holdings, Ltd. ........................       265,475
                                                                     -----------
                                                                       1,256,364
                                                                     -----------

 Number of                                                             Value
  Shares                          Security                           (Note 1)
-------------------------------------------------------------------------------
           South Korea: 16.3%
     7,200 Korea Electric/1/ ....................................   $   223,428
     3,000 Korea Telecom Corporation/1/ .........................       264,218
     8,000 LG Electronics........................................       223,859
     1,000 Samsung Electronics...................................       330,945
     9,065 Samsung Fire & Marine Insurance Company...............       252,037
    30,000 Shinhan Bank/1/ ......................................       282,514
    15,000 SK Corporation/1/ ....................................       275,115
                                                                    -----------
                                                                      1,852,116
                                                                    -----------

           Taiwan: 20.4%
   140,000 Acer, Inc./1/ ........................................       261,372
    63,000 Advanced Semiconductor Engineering, Inc./1/ ..........       192,279
    46,240 Asustek Computer, Inc. ...............................       381,342
    91,156 Compal Electronics, Inc. .............................       223,458
   100,000 Far Eastern Textile, Ltd./1/ .........................       124,030
    57,750 Ritek, Inc./1/ .......................................       230,632
    14,000 Stark Technology, Inc./1/ ............................       186,370
    58,400 Taiwan Semiconductor Manufacturing....................       276,840
    80,000 United Microelectronics Corporation, Ltd./1/ .........       222,085
    75,000 Winbond Electronics Corporation/1/ ...................       216,728
                                                                    -----------
                                                                      2,315,136
                                                                    -----------

           TOTAL INVESTMENTS: 90.5%
            (cost $9,170,853+) (Note 1)..........................    10,266,792

           Other assets in excess of liabilities: 9.5%...........     1,079,027
                                                                    -----------

           TOTAL NET ASSETS: 100.0%
            (equivalent to $8.01 per share on 1,417,153 shares
            outstanding).........................................   $11,345,819
                                                                    ===========

/1/Non-income producing security.
/2/Illiquid security (Note 9).
+ Aggregate cost for Federal income tax purposes is $9,192,028.
                             -------------------

At June 30, 2000, the composition of the Fund's net assets by industry concentration was as follows:

Banking..............  8.9%
Capital Equipment....  2.0
Construction &
 Housing.............  1.3
Consumer Durable
 Goods...............  8.0
Consumer Nondurable
 Goods...............  2.6
Electrical &
 Electronics......... 18.1

Engineering........... 1.8%
Energy Sources........ 5.1
Financial Services.... 6.4
Materials............. 1.1
Multi-Industry........ 4.6
Real Estate........... 5.5

Services............    3.9%
Telecommunications..   14.3
Transportation......    2.1
Utilities...........    4.8
Other Assets........    9.5
                      -----
 Total Net Assets...  100.0%
                      =====

   The Notes to Financial Statements are an integral part of this statement.

Pilgrim SmallCap Asia Growth Fund, Inc.
Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets
Investments, at value (cost $9,170,853) (Note 1).................  $10,266,792
Cash.............................................................      674,904
Foreign currency (cost $84,918)..................................       84,863
Receivable for investment securities sold........................      167,246
Receivable for fund shares sold..................................      182,500
Due from Lexington Management Corporation (Note 2)...............       83,518
Dividends and interest receivable................................       29,024
Deferred organization expenses, net (Note 1).....................          480
                                                                   -----------
   Total Assets..................................................   11,489,327
                                                                   -----------
Liabilities
Payable for fund shares redeemed.................................       16,055
Accrued expenses.................................................      127,453
                                                                   -----------
   Total Liabilities.............................................      143,508
                                                                   -----------
Net Assets equivalent to $8.01 per share on 1,417,153 shares outstanding (Note 3)............................................  $11,345,819
                                                                   ===========
Net Assets consist of:
Capital stock -- authorized 1,000,000,000 shares, $.001 par value
 per share.......................................................  $     1,417
Additional paid-in-capital.......................................   20,140,352
Accumulated net investment loss..................................      (74,696)
Accumulated net realized loss on investments and foreign currency
 transactions....................................................   (9,817,134)
Unrealized appreciation of investments and foreign currency
 translation of other assets and liabilities.....................    1,095,880
                                                                   -----------
   Total Net Assets..............................................  $11,345,819
                                                                   ===========

Pilgrim SmallCap Asia Growth Fund, Inc.
Statement of Operations
Six months ended June 30, 2000 (unaudited)

Investment Income
 Dividends........................................... $    96,407
 Interest............................................       9,726
                                                      -----------
                                                          106,133
 Less: foreign tax expense...........................       8,218
                                                      -----------
 Total investment income.............................              $    97,915
Expenses
 Investment advisory fee (Note 2)....................      78,692
 Directors' fees and expenses........................      97,911
 Transfer agent and shareholder servicing expenses
  (Note 2)...........................................      24,643
 Custodian expenses..................................      15,447
 Amortization of deferred organization costs (Note
  1).................................................      11,294
 Registration fees...................................      11,150
 Audit fees..........................................       9,708
 Professional fees...................................       8,637
 Printing and mailing expenses.......................       6,373
 Computer processing fees............................       5,015
 Accounting expenses (Note 2)........................       4,761
 Other expenses......................................       7,371
                                                      -----------
 Total expenses......................................     281,002
 Less: expenses recovered under contract with
  investment adviser (Note 2)........................     123,573      157,429
                                                      -----------  -----------
 Net investment loss.................................                  (59,514)
Realized and Unrealized Gain (Loss) on Investments
 (Note 4)
Net realized gain (loss) on:
 Investments.........................................   1,432,067
 Foreign currency transactions.......................     (43,603)
                                                      -----------
   Net realized gain.................................                1,388,464
Net change in unrealized appreciation of:
 Investments.........................................  (2,288,765)
 Foreign currency translation of other assets and
  liabilities........................................        (195)
                                                      -----------
   Net change in unrealized appreciation.............               (2,288,960)
                                                                   -----------
Net realized and unrealized loss.....................                 (900,496)
                                                                   -----------
Decrease in Net Assets resulting from Operations.....              $  (960,010)
                                                                   ===========

  The Notes to Financial Statements are an integral part of these statements.

Pilgrim SmallCap Asia Growth Fund, Inc.
Statements of Changes in Net Assets

                                             Six months ended
                                              June 30, 2000      Year ended
                                               (unaudited)    December 31, 1999
                                             ---------------- -----------------
Operations:
Net investment loss.........................   $    (59,514)    $   (140,860)
Net realized gain from investments and
 foreign currency transactions..............      1,388,464        2,352,610
Net change in unrealized appreciation of
 investments and foreign
 currency translation.......................     (2,288,960)       2,576,380
                                               ------------     ------------
  Net increase (decrease) in net assets
   resulting from operations................       (960,010)       4,788,130
                                               ------------     ------------
Capital Share Transactions: (Note 3)
Proceeds from sale of shares................     18,858,255       33,047,205
Cost of shares redeemed.....................    (20,944,798)     (41,720,654)
                                               ------------     ------------
  Net decrease in net assets from capital
   share transactions.......................     (2,086,543)      (8,673,449)
                                               ------------     ------------
Net decrease in net assets..................     (3,046,553)      (3,885,319)
Net Assets:
Beginning of period.........................     14,392,372       18,277,691
                                               ------------     ------------
End of period (including accumulated net
 investment loss of $74,696 and $15,182 in
 2000 and 1999, respectively)...............   $ 11,345,819     $ 14,392,372
                                               ============     ============

  The Notes to Financial Statements are an integral part of these statements.

Pilgrim SmallCap Asia Growth Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999

1.Significant Accounting Policies
Pilgrim SmallCap Asia Growth Fund, Inc. (formerly Lexington Small Cap Asia Growth Fund, Inc.) (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation through investment in common stocks and equivalents of companies domiciled in the Asia region with a market capitalization of less than $1 billion. The Fund commenced operations on July 3, 1995. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

  Investments Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

  Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges. There were no forward foreign currency contracts outstanding at June 30, 2000.

  Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

  Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the

Pilgrim SmallCap Asia Growth Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999 (continued)


1.Significant Accounting Policies (continued) distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

  Deferred Organization Expenses Organization expenses aggregating $67,351 have been deferred and are being amortized on a straight-line basis over five years. At June 30, 2000, the amount remaining to be amortized was $480.

  Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.Investment Advisory Fee and Other Transactions with Affiliate
The Fund paid an investment advisory fee to Lexington Management Corporation ("LMC") at the rate of 1.25% of average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with Insinger Asset Management (Asia.) Ltd. ("IAMA") (formerly Crosby Asset Management (U.S.), Ltd.) under which IAMA provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and IAMA, LMC pays IAMA a monthly sub-advisory fee at the annual rate of 0.625% of the Fund's average daily net assets. For 2000, the adviser has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes brokerage commissions and extraordinary expenses but including management fee and operating expenses) to an annual rate of 2.50% of the Fund's average net assets. Total reimbursement was $123,573 for the six months ended June 30, 2000, and is set forth in the statement of operations.

The Fund also reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $9,211 which were incurred by the Fund, but paid by LMC.

3.Capital Stock
Transactions in capital stock were as follows:

                                Six months ended
                                  June 30, 2000              Year ended
                                   (unaudited)            December 31, 1999
                             ------------------------  ------------------------
                               Shares       Amount       Shares       Amount
                               ------       ------       ------       ------
Shares sold.................  2,296,532  $ 18,858,255   4,713,297  $ 33,047,205
Shares redeemed............. (2,486,988)  (20,944,798) (6,319,697)  (41,720,654)
                             ----------  ------------  ----------  ------------
Net decrease................   (190,456) $ (2,086,543) (1,606,400) $ (8,673,449)
                             ==========  ============  ==========  ============

Pilgrim SmallCap Asia Growth Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999 (continued)


4.Investment Transactions
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 2000, excluding short-term securities, were $8,230,245 and $11,082,623, respectively.

At June 30, 2000, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $1,800,712 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $725,948.

5.Investment and Concentration Risks
The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as the result of the potential inability of counterparties to meet the terms of their contracts.

To the extent any future capital gains are offset by these losses, such gains may not be distributed to shareholders.

9.Illiquid Securities
Pursuant to guidelines adopted by the Fund's Board of Directors, the following securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value, at the time of purchase.

                                                                               Percent
                                             Initial             Market        of Net
       Security             Shares       Acquisition Date        Value         Assets
       --------             ------       ----------------        ------        -------
Asia World Online, Inc.     70,100           12/15/99           $140,200        1.24%
Asia World Online, Inc.     53,000           01/26/00            185,500        1.63
                                                                --------        ----
                                                                $325,700        2.87%
                                                                ========        ====

10.Subsequent Events
Effective on July 26, 2000, Lexington Global Asset Managers, Inc. was acquired by ReliaStar Financial Corp. ("ReliaStar"). In conjunction with the acquisition and following approval by the Fund's Board of Directors and shareholders, Pilgrim Investments, Inc., an indirect, wholly owned subsidiary of ReliaStar, was appointed to the role of investment adviser to the Fund effective July 26, 2000. Pilgrim Securities, Inc., also an indirect, wholly owned subsidiary of ReliaStar, was appointed distributor to the Fund on that date as well.

Pilgrim SmallCap Asia Growth Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999 (continued)


On May 1, 2000, ReliaStar Financial Corp. (NYSE:RLR), the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, and Pilgrim Securities, Inc., Distributor to the Funds, entered into an agreement under which it will be acquired by ING Groep N.V. (NYSE:ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees. Completion of the acquisition is contingent upon, among other things, approval by the Directors/Trustees of the Pilgrim Funds and certain shareholder and regulatory approvals. The closing of the acquisition is expected to occur during the third quarter of 2000.

Pilgrim SmallCap Asia Growth Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

                          Six months ended      Year ended December 31,
                           June 30, 2000   ------------------------------------
                            (unaudited)     1999      1998      1997     1996
                          ---------------- -------  --------  --------  -------
Net asset value,
 beginning of period....        $ 8.95      $ 5.69    $ 7.06    $12.24   $ 9.76
                                ------      ------    ------    ------   ------
Income (loss) from
 investment operations:
 Net investment loss....         (0.04)      (0.10)      --      (0.05)   (0.05)
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currencies....         (0.90)       3.36     (1.37)    (5.13)    2.54
                                ------      ------    ------   -------   ------
Total income (loss) from
 investment operations..         (0.94)       3.26     (1.37)    (5.18)    2.49
                                ------      ------    ------   -------   ------
Less distributions:
 Distributions from net
  realized gains........           --          --        --        --     (0.01)
                                 -----       -----     -----     -----  -------
Total distributions.....          0.00        0.00      0.00      0.00    (0.01)
Net asset value, end of
 period.................        $ 8.01      $ 8.95    $ 5.69    $ 7.06   $12.24
                                ======      ======    ======    ======   ======
Total return............      (19.95)%*     57.29%  (19.41)%  (42.32)%   25.50%
Ratio to average net
 assets:
 Expenses, before
  reimbursement.........         4.46%*      3.00%     2.86%     2.30%    2.64%
 Expenses, net of
  reimbursement.........         2.50%*      2.50%     2.50%     2.30%    2.42%
 Net investment loss,
  before reimbursement..       (2.91)%*    (1.56)%   (0.57)%   (0.32)%  (0.86)%
 Net investment loss....       (0.95)%*    (1.05)%   (0.21)%   (0.32)%  (0.64)%
Portfolio turnover
 rate...................       138.82%*    172.89%   193.48%   187.41%  176.49%
Net assets, end of
 period (000's
 omitted)...............       $11,346     $14,392   $18,278   $13,867  $23,796

--------
* Annualized.

PILGRIM SMALLCAP ASIA GROWTH FUND, INC.

Investment Adviser                         All Shareholder requests for services
Pilgrim Investments, Inc.                  of any kind should be sent to:
40 North Central Avenue
Suite 1200                                 Transfer Agent
Phoenix, Arizona, 85004-4408               Lexington Funds
                                           c/o DST Systems, Inc.
Sub-Adviser                                P.O. Box 219368
Insinger Asset Management (Asia), Inc.     Kansas City, Missouri 64121-6368
1605 Wheelock House
20 Pedder Street                           Or call toll free
Central, Hong Kong                         Service and Sales: 1-800-526-0056

Distributor                                www.lexingtonfunds.com
Pilgrim Securities, Inc.
40 North Central Avenue
Suite 1200
Phoenix, Arizona, 85004-4408



This report has been prepared for the information of the shareholders of Pilgrim SmallCap Asia Growth Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information. LEX286-SAR6/00